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                                                                    EXHIBIT 10.5

                             AMENDMENT NUMBER ONE
                                    to the
                      Master Loan and Security Agreement
                           dated as of June 23, 1999
                                by and between
                            NC CAPITAL CORPORATION,
                                      and
                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

          This AMENDMENT is made this 23 day of October, 1999, by and between NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 (the "Borrower") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Master Loan and Security Agreement, dated as of June 23, 1999, by and between the Borrower and the Lender (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

     Subparagraph (iii) of the definition of Collateral Value in Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "(iii) the aggregate Collateral Value of Mortgage Loans that are Second Lien Mortgage Loans may not at any one time exceed 10% of the aggregate amount of Advances made to the Borrower hereunder;"

     This amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state.

     This amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one instrument.

     Except as amended above, the Agreement shall continue in full force and effect in accordance with its terms.
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          IN WITNESS WHEREOF, the Borrower and the Lender have caused this amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                         NC CAPITAL CORPORATION

                                                (Borrower)

                                         By:    /s/ JOHN KONTOULIS
                                         Name:  John Kontoulis
                                         Title: Senior Vice President

                                         GREENWICH CAPITAL
                                         FINANCIAL PRODUCTS, INC.
                                         (Lender)

                                         By:    /s/ ANTHONY PALMISANO
                                         Name:  Anthony Palmisano
                                         Title: Vice President